                                                                     EXHIBIT 77C

RESULTS OF MEETING OF SHAREHOLDERS

RiverSource Balanced Fund
SPECIAL MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2011
(UNAUDITED)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

To approve an Agreement and Plan of Reorganization between RiverSource Balanced Fund and Columbia Balanced Fund.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  341,783,507.835                16,850,502.552                 18,699,735.829                 19,573,752.234
--------------------------------------------------------------------------------------------------------------

To elect directors to the Board.*

----------------------------------------------------------------------------------------------------------------
                                                         DOLLARS VOTED
                                 DOLLARS VOTED "FOR"       "WITHHOLD"         ABSTENTIONS       BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------
01. Kathleen Blatz                5,519,120,410.407     175,018,721.076           0.00                0.00
----------------------------------------------------------------------------------------------------------------
02. Edward J. Boudreau, Jr.       5,515,563,387.175     178,575,744.308           0.00                0.00
----------------------------------------------------------------------------------------------------------------
03. Pamela G. Carlton             5,518,733,519.579     175,405,611.903           0.00                0.00
----------------------------------------------------------------------------------------------------------------
04. William P. Carmichael         5,513,016,443.013     181,122,688.470           0.00                0.00
----------------------------------------------------------------------------------------------------------------
05. Patricia M. Flynn             5,519,518,852.744     174,620,278.739           0.00                0.00
----------------------------------------------------------------------------------------------------------------
06. William A. Hawkins            5,514,037,274.572     180,101,856.911           0.00                0.00
----------------------------------------------------------------------------------------------------------------
07. R. Glenn Hilliard             5,513,838,731.739     180,300,399.744           0.00                0.00
----------------------------------------------------------------------------------------------------------------
08. Stephen R. Lewis, Jr.         5,513,761,366.896     180,377,764.587           0.00                0.00
----------------------------------------------------------------------------------------------------------------
09. John F. Maher                 5,517,767,450.200     176,371,681.283           0.00                0.00
----------------------------------------------------------------------------------------------------------------
10. John J. Nagorniak             5,514,880,200.442     179,258,931.040           0.00                0.00
----------------------------------------------------------------------------------------------------------------
11. Catherine James Paglia        5,518,721,726.947     175,417,404.535           0.00                0.00
----------------------------------------------------------------------------------------------------------------
12. Leroy C. Richie               5,514,469,447.605     179,669,683.877           0.00                0.00
----------------------------------------------------------------------------------------------------------------
13. Anthony M. Santomero          5,514,666,707.450     179,472,424.033           0.00                0.00
----------------------------------------------------------------------------------------------------------------
14. Minor M. Shaw                 5,514,636,986.221     179,502,145.261           0.00                0.00
----------------------------------------------------------------------------------------------------------------
15. Alison Taunton-Rigby          5,517,048,712.195     177,090,419.287           0.00                0.00
----------------------------------------------------------------------------------------------------------------
16. William F. Truscott           5,515,998,626.742     178,140,504.741           0.00                0.00
----------------------------------------------------------------------------------------------------------------

To approve the proposed amendment to the Articles of Incorporation of RiverSource Investment Series, Inc. to increase the maximum number of board members.*

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
 5,383,927,685.941               155,154,056.073                154,918,963.943                 138,336.845
--------------------------------------------------------------------------------------------------------------

* All dollars of RiverSource Investment Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

RESULTS OF MEETING OF SHAREHOLDERS

Columbia Diversified Equity Income Fund
SPECIAL MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2011
(UNAUDITED)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

PROPOSAL 1: To elect directors to the Board.*

---------------------------------------------------------------------------------------------------------------
                                                        DOLLARS VOTED
                                DOLLARS VOTED "FOR"       "WITHHOLD"         ABSTENTIONS       BROKER NON-VOTES
---------------------------------------------------------------------------------------------------------------
01. Kathleen Blatz               5,519,120,410.407     175,018,721.076           0.00                0.00
---------------------------------------------------------------------------------------------------------------
02. Edward J. Boudreau, Jr.      5,515,563,387.175     178,575,744.308           0.00                0.00
---------------------------------------------------------------------------------------------------------------
03. Pamela G. Carlton            5,518,733,519.579     175,405,611.903           0.00                0.00
---------------------------------------------------------------------------------------------------------------
04. William P. Carmichael        5,513,016,443.013     181,122,688.470           0.00                0.00
---------------------------------------------------------------------------------------------------------------
05. Patricia M. Flynn            5,519,518,852.744     174,620,278.739           0.00                0.00
---------------------------------------------------------------------------------------------------------------
06. William A. Hawkins           5,514,037,274.572     180,101,856.911           0.00                0.00
---------------------------------------------------------------------------------------------------------------
07. R. Glenn Hilliard            5,513,838,731.739     180,300,399.744           0.00                0.00
---------------------------------------------------------------------------------------------------------------
08. Stephen R. Lewis, Jr.        5,513,761,366.896     180,377,764.587           0.00                0.00
---------------------------------------------------------------------------------------------------------------
09. John F. Maher                5,517,767,450.200     176,371,681.283           0.00                0.00
---------------------------------------------------------------------------------------------------------------
10. John J. Nagorniak            5,514,880,200.442     179,258,931.040           0.00                0.00
---------------------------------------------------------------------------------------------------------------
11. Catherine James Paglia       5,518,721,726.947     175,417,404.535           0.00                0.00
---------------------------------------------------------------------------------------------------------------
12. Leroy C. Richie              5,514,469,447.605     179,669,683.877           0.00                0.00
---------------------------------------------------------------------------------------------------------------
13. Anthony M. Santomero         5,514,666,707.450     179,472,424.033           0.00                0.00
---------------------------------------------------------------------------------------------------------------
14. Minor M. Shaw                5,514,636,986.221     179,502,145.261           0.00                0.00
---------------------------------------------------------------------------------------------------------------
15. Alison Taunton-Rigby         5,517,048,712.195     177,090,419.287           0.00                0.00
---------------------------------------------------------------------------------------------------------------
16. William F. Truscott          5,515,998,626.742     178,140,504.741           0.00                0.00
---------------------------------------------------------------------------------------------------------------

PROPOSAL 2: To approve the proposed amendment to the Articles of Incorporation of RiverSource Investment Series, Inc. to increase the maximum number of board members.*

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
 5,383,927,685.941               155,154,056.073                154,918,963.943                 138,336.845
--------------------------------------------------------------------------------------------------------------

PROPOSAL 3: To approve a proposed Agreement and Plan of Redomiciling.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
 2,702,048,917.047               88,542,814.316                 88,858,462.872                131,742,596.335
--------------------------------------------------------------------------------------------------------------

PROPOSAL 4: To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
 2,702,680,636.515               89,739,456.588                 87,030,130.953                131,742,566.515
--------------------------------------------------------------------------------------------------------------

* All dollars of RiverSource Investment Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

RESULTS OF MEETING OF SHAREHOLDERS

Columbia Mid Cap Value Opportunity Fund
SPECIAL MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2011
(UNAUDITED)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

PROPOSAL 1: To elect directors to the Board.*

----------------------------------------------------------------------------------------------------------------
                                                         DOLLARS VOTED
                                 DOLLARS VOTED "FOR"       "WITHHOLD"         ABSTENTIONS       BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------
01. Kathleen Blatz                5,519,120,410.407     175,018,721.076           0.00                0.00
----------------------------------------------------------------------------------------------------------------
02. Edward J. Boudreau, Jr.       5,515,563,387.175     178,575,744.308           0.00                0.00
----------------------------------------------------------------------------------------------------------------
03. Pamela G. Carlton             5,518,733,519.579     175,405,611.903           0.00                0.00
----------------------------------------------------------------------------------------------------------------
04. William P. Carmichael         5,513,016,443.013     181,122,688.470           0.00                0.00
----------------------------------------------------------------------------------------------------------------
05. Patricia M. Flynn             5,519,518,852.744     174,620,278.739           0.00                0.00
----------------------------------------------------------------------------------------------------------------
06. William A. Hawkins            5,514,037,274.572     180,101,856.911           0.00                0.00
----------------------------------------------------------------------------------------------------------------
07. R. Glenn Hilliard             5,513,838,731.739     180,300,399.744           0.00                0.00
----------------------------------------------------------------------------------------------------------------
08. Stephen R. Lewis, Jr.         5,513,761,366.896     180,377,764.587           0.00                0.00
----------------------------------------------------------------------------------------------------------------
09. John F. Maher                 5,517,767,450.200     176,371,681.283           0.00                0.00
----------------------------------------------------------------------------------------------------------------
10. John J. Nagorniak             5,514,880,200.442     179,258,931.040           0.00                0.00
----------------------------------------------------------------------------------------------------------------
11. Catherine James Paglia        5,518,721,726.947     175,417,404.535           0.00                0.00
----------------------------------------------------------------------------------------------------------------
12. Leroy C. Richie               5,514,469,447.605     179,669,683.877           0.00                0.00
----------------------------------------------------------------------------------------------------------------
13. Anthony M. Santomero          5,514,666,707.450     179,472,424.033           0.00                0.00
----------------------------------------------------------------------------------------------------------------
14. Minor M. Shaw                 5,514,636,986.221     179,502,145.261           0.00                0.00
----------------------------------------------------------------------------------------------------------------
15. Alison Taunton-Rigby          5,517,048,712.195     177,090,419.287           0.00                0.00
----------------------------------------------------------------------------------------------------------------
16. William F. Truscott           5,515,998,626.742     178,140,504.741           0.00                0.00
----------------------------------------------------------------------------------------------------------------

PROPOSAL 2: To approve the proposed amendment to the Articles of Incorporation of RiverSource Investment Series, Inc. to increase the maximum number of board members.*

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
 5,383,927,685.941               155,154,056.073                154,918,963.943                 138,336.845
--------------------------------------------------------------------------------------------------------------

PROPOSAL 3: To approve a proposed Agreement and Plan of Redomiciling.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
 1,194,610,796.259               31,319,071.875                 33,331,135.836                134,172,016.730
--------------------------------------------------------------------------------------------------------------

PROPOSAL 4: To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
 1,031,252,839.666               196,075,283.625                31,932,881.060                134,172,016.350
--------------------------------------------------------------------------------------------------------------

* All dollars of RiverSource Investment Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

RESULTS OF MEETING OF SHAREHOLDERS

Columbia Large Growth Quantitative Fund
SPECIAL MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2011
(UNAUDITED)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

To elect directors to the Board.*

---------------------------------------------------------------------------------------------------------------
                                                        DOLLARS VOTED
                                DOLLARS VOTED "FOR"       "WITHHOLD"         ABSTENTIONS       BROKER NON-VOTES
---------------------------------------------------------------------------------------------------------------
01. Kathleen Blatz               5,519,120,410.407     175,018,721.076           0.00                0.00
---------------------------------------------------------------------------------------------------------------
02. Edward J. Boudreau, Jr.      5,515,563,387.175     178,575,744.308           0.00                0.00
---------------------------------------------------------------------------------------------------------------
03. Pamela G. Carlton            5,518,733,519.579     175,405,611.903           0.00                0.00
---------------------------------------------------------------------------------------------------------------
04. William P. Carmichael        5,513,016,443.013     181,122,688.470           0.00                0.00
---------------------------------------------------------------------------------------------------------------
05. Patricia M. Flynn            5,519,518,852.744     174,620,278.739           0.00                0.00
---------------------------------------------------------------------------------------------------------------
06. William A. Hawkins           5,514,037,274.572     180,101,856.911           0.00                0.00
---------------------------------------------------------------------------------------------------------------
07. R. Glenn Hilliard            5,513,838,731.739     180,300,399.744           0.00                0.00
---------------------------------------------------------------------------------------------------------------
08. Stephen R. Lewis, Jr.        5,513,761,366.896     180,377,764.587           0.00                0.00
---------------------------------------------------------------------------------------------------------------
09. John F. Maher                5,517,767,450.200     176,371,681.283           0.00                0.00
---------------------------------------------------------------------------------------------------------------
10. John J. Nagorniak            5,514,880,200.442     179,258,931.040           0.00                0.00
---------------------------------------------------------------------------------------------------------------
11. Catherine James Paglia       5,518,721,726.947     175,417,404.535           0.00                0.00
---------------------------------------------------------------------------------------------------------------
12. Leroy C. Richie              5,514,469,447.605     179,669,683.877           0.00                0.00
---------------------------------------------------------------------------------------------------------------
13. Anthony M. Santomero         5,514,666,707.450     179,472,424.033           0.00                0.00
---------------------------------------------------------------------------------------------------------------
14. Minor M. Shaw                5,514,636,986.221     179,502,145.261           0.00                0.00
---------------------------------------------------------------------------------------------------------------
15. Alison Taunton-Rigby         5,517,048,712.195     177,090,419.287           0.00                0.00
---------------------------------------------------------------------------------------------------------------
16. William F. Truscott          5,515,998,626.742     178,140,504.741           0.00                0.00
---------------------------------------------------------------------------------------------------------------

To approve the proposed amendment to the Articles of Incorporation of RiverSource Investment Series, Inc. to increase the maximum number of board members.*

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
 5,383,927,685.941               155,154,056.073                154,918,963.943                 138,336.845
--------------------------------------------------------------------------------------------------------------

To approve a proposed Agreement and Plan of Redomicile.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  466,933,446.003                 9,372,611.986                 13,626,960.765                 96,851,994.760
---------------------------------------------------------------------------------------------------------------

To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  466,502,585.581                10,324,447.250                 13,105,985.924                 96,851,994.760
---------------------------------------------------------------------------------------------------------------

* All dollars of RiverSource Investment Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

RESULTS OF MEETING OF SHAREHOLDERS

Columbia Large Value Quantitative Fund
SPECIAL MEETING OF SHAREHOLDERS HELD ON FEB. 15, 2011
(UNAUDITED)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of shares outstanding in the Fund.

Proposal 1. To elect directors to the Board.*

----------------------------------------------------------------------------------------------------------------
                                                        DOLLARS VOTED
                                 DOLLARS VOTED "FOR"      "WITHHOLD"          ABSTENTIONS       BROKER NON-VOTES
----------------------------------------------------------------------------------------------------------------
01. Kathleen Blatz                5,519,120,410.407    175,018,721.076           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
02. Edward J. Boudreau, Jr.       5,515,563,387.175    178,575,744.308           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
03. Pamela G. Carlton             5,518,733,519.579    175,405,611.903           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
04. William P. Carmichael         5,513,016,443.013    181,122,688.470           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
05. Patricia M. Flynn             5,519,518,852.744    174,620,278.739           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
06. William A. Hawkins            5,514,037,274.572    180,101,856.911           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
07. R. Glenn Hilliard             5,513,838,731.739    180,300,399.744           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
08. Stephen R. Lewis, Jr.         5,513,761,366.896    180,377,764.587           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
09. John F. Maher                 5,517,767,450.200    176,371,681.283           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
10. John J. Nagorniak             5,514,880,200.442    179,258,931.040           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
11. Catherine James Paglia        5,518,721,726.947    175,417,404.535           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
12. Leroy C. Richie               5,514,469,447.605    179,669,683.877           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
13. Anthony M. Santomero          5,514,666,707.450    179,472,424.033           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
14. Minor M. Shaw                 5,514,636,986.221    179,502,145.261           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
15. Alison Taunton-Rigby          5,517,048,712.195    177,090,419.287           0.00                 0.00
----------------------------------------------------------------------------------------------------------------
16. William F. Truscott           5,515,998,626.742    178,140,504.741           0.00                 0.00
----------------------------------------------------------------------------------------------------------------

Proposal 2. To approve the proposed amendment to the Articles of Incorporation of RiverSource Investment Series, Inc. to increase the maximum number of board members.*

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
 5,383,927,685.941               155,154,056.073                154,918,963.943                 138,336.845
--------------------------------------------------------------------------------------------------------------

* All dollars of RiverSource Investment Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.


Proposal 3. To approve a proposed Agreement and Plan of Redomiciling.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  198,330,576.488                 3,609,441.409                  5,044,850.464                 98,835,934.670
--------------------------------------------------------------------------------------------------------------

Proposal 4. To approve a proposed Investment Management Services Agreement with Columbia Management Investment Advisers, LLC.

--------------------------------------------------------------------------------------------------------------
DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------
  198,343,192.618                 3,842,685.616                  4,798,990.126                 98,835,934.670
--------------------------------------------------------------------------------------------------------------